Exhibit 10.5 AIRCR: contracts STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET (DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS) 1. Basic Provisions ("Basic Provisions"). 1.1 Parties. This Lease ("Lease"), dated for reference purposes only May l. 2022 , is made by and between 23 Alaska. LLC. a California Ii mired liability companv ("Lessor"), and lmmunitvBio, Inc., a Delaware Corpora lion ("lessee"), (collectively the "Parties," or individually a "Party"). 1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this lease, commonly known as (street address, city, state, zip): the building located at 2335 Alaska Avenue, El Segundo, California, 90245 consisting or 47 .265 square feet ("Premises"). The Premises are located in the County of Los Angeles , and are generally described as {describe briefly the nature of the property and , if applicable, the "Project," if the property is located within a Project): _. (See also Paragraph 2) 1.3 Term: five (5) years and zero (OJ months {"Original Term") commencing Mav 1. 2022 ("Commencement Date") and ending April 30, 2027 ("Expiration Date"). (See also Paragraph 3) 1.4 Early Possession: If the Premises are available lessee may have non-exclusive possession of the Premises commencing not applicable ("Early Possession Date"). {See also Paragraphs 3.2 and 3.3) 1.5 Base Rent: $139,431.75 per month ("Base Rent"), payable on the first(lst) day of each month commencing on the Commencement Date {See also Paragraph 4 and Addendum) !;2J If this bo<is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph [Sec Addendum) 1.6 Base Rent and Other Monies Paid Upon hecution: (a) Base Rent: $139,431.75 for the period first full calendar month of the Term . (b) Security Deposit: 5139.431.75 {"Security Deposit"). (See also Paragraph 5) (c) Association Fees: S0.00 for the period (d) Other: $7,550.00 pcrmonth for parking . (e) Total Due Upon Execution of this Lease: S286.413.50 1.7 Agreed Use: The Premises shall be used for GMP pharmaceutical drug manufacturing. research and development laboratory, related oflicc and other related uses consistent with the character of the Premises and otherwise in compliance with the provisions of Paragraph 6 hereof. (See also Paragraph 6) 1.8 Insuring Party. Lessoris the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8) 1 Q Real E"ite B•oke<5 \See alto P,r.1er:apll J 5 ?Pll l�) (a) Ropre,antation· Each �rty ac�oowhid&it ui-oiulng a Oisc10,11�• fl95;1«lios R11al E!t?t@ •s0nc�• Rglatioothip, confirru, and coo10ott 10 thQ !QIIQwioa age Re>( ,elJQSRsl,ips IA tllis lease witR tlae fellowing real estate bral,e,s ("8,9ker(s)") aAel/8< their agents(" '1;:eAt(s)"); I e"or', Droker:.se Fifi'.!) _ I i,oAill Mo _ Ii tbli brgkQr gf ,, . . ,k 0011)· [l tbii LlliiO�; or f1 bo1b 1be Llliiili ;ind I llHO( ld11;1I iSllPI) I essor's Agent _ I iceose No ls (check one)· n the I essor's Ageot(salespersoo or beaker associate)· nc n hnth the I essee's Agent and the I essoc's aseo• (d11al ageo•) bessee's Qiaik@F<188 fiFR' I i,;ea,0 Ne Is lhe b•al<Er ol (GReGI aoej· n IR@ bm;see; 8F O batR IRe Lesne JAY bem1< (ll�al JB@"I) lessee's o,geAt _ Uce�Na _ is (c� aaej; 0 the Lessee's 'gent (salespersaa a, e,el<e, ass0cia1ej; er O eetll IRe lessee's agent ana tl>e I esser's O.gen1 !et1al aeeRI), (bl l'i•fMen•�keli Upon e•eGijtion an!l aeli«ery el this Lease ll\• 0011> Pa mes, lesser sll,1 !l•Y 10 tl<e 9reke,s tlae l rokerage lee agreeg 18 In a ,epar.110 111ritlllA a9r90m0A• (or if tbere ;, AO ,u,1:1 as,00m001, •l>e ,um of 0<- % of the total Base Rent) for the brokerage services rendered by the Brokers. 1.10 Guarantor. The obligations of the Lessee vnder this lease are t;;-;; guaranteed by _ ("Guarantor"). {See also Paragraph 37) 1.11 Attachments. Attached hereto are the following, all of which constitute a part of this Lease: !;2J an Addendum consisting of Paragraphs R._ through R; D a plot plan depicting the Premises; D a current set of the Rules and Regulations; '.=i a Work Letter; G2J other (specify): Option(s) to Extend Standard lease Addendum (Paragraph 51) 2. Premises. 2.1 letting. Lessor hereby leases to lessee, and lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the 8ase Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. NOTE: lessee is advised to verify the actual size prior to executing this lease. 2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs {"Start Date"}, end so long as the required service contcac1s described in Paragraph 7 J (b) below an:o obtalned bv t essee and in effect within tbidy days lollowillS tha Stirt Dat9, u•arr;anl§ that with the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems {"HVAC"), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, ,ball be in good 0p9r.it:JPg condition on ,aid date, tba4- Including the structural elements ol the roof, bearing walls and foundation of any buildings on the Premises (•he "Building") ,h;ill be free of matacial dafecu, and tl>at tl>e Pr@mi,e& dQ ngtcgnHin l:lai;i•dg�• 1@11@1& of ;in>f mold or fonsi d@RP@d a, toxi· 11Ader applicable ;t;i;e or lederal l;iw. If ;i 0011 compll;1oce "'ith ,,id warrant>/ wxi,1, a, of tbe Sti<1 D;11;, or if one of , . ,b i'fSlllros or elemanu 1ho•dd mallo,QctJoo oef.11 witl>in tbi appropriate warr.101,, period, 1 iiSO< sha'I, as I assor's sole obligatior, ,ulth respect to s1 cb matter, except as otheouise pco1dded in this l oaso promptly after receipt of written notice from I es see setting forth with specificity the nature and rxtranl of ,web non,compliancc, rnalfrn>ctior> or failPce rectify samo at I cssac's expense The ,•,acootv periods sbal! be as follows· (iJ 6 Cf- INITIALS © 2019 AIR CRE. All Rights Reserved. STN-27.30, Revised 10-22-2D20 Pagel of 16

o,oAti:1, a, 10 ti:1& H11AC ,,,11,.m,1 ,nd (ii) 30 d,y, ,, to tha rao,ainios ''f"O"'' and c;,th,1< oforo&ot. c;,f th& 811ifdin9 If I 9Wi9 doe, oot 9h1111uor tl>a req11irad ooti,a within tbQ appcopciato w;uraoty poriod, correction or :any s, cb non compliance) mat£, nction or faihrrii rh;;,11 be the oblisat:ioo of I ersofl at I ,er,we'r sole cot' and e•pense lesser a Isa "'aff'<IAIS, that u"less ether •ise s13eeilied in '"Fi ting, lesser is 1<na,.•are er Ii) anv ,eeerded �letiees er Qefawlt alleeting the Pren,ise, (ii) "Af deliAqwont an,ounts due 1111dor a•·t l9ao sa"•<ad �'/ Iha 12ro"'ises; ao.l (iii} aA•f l)aokrup«:y proeeedins alle«ios tl:1e R,a,..ises 2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicabfe faws, covenants or restrictions of record, regulations, and ordinances ("Applicable Requirements") that were in effect at the time that each improvement, or portion thereof, was constructed. Said warranty does not apply to the particular use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of lessee's parilcular use (see Paragraph SO), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed fftbe Preo,ises do no• comply »•ilb saie •a•Fanl'f, bessar sRall, e11eep1 as otRe, .. ise prouidea, pFomplly ahe1 receipt a' ,.,rillen natiee Iran, lesoee selllns fart!; .,,itR speeiReily tRe nal1<Fe ans e•ten1 af s�-1:1 nan eomplianGe, rei;lily the same at be&soF's e�pense II bessee eoe& not giue besser .,,ritlen notice or a noo GO<Afllian.e witi:I this wa<Fanl'f •uitlaio e n,gnths followiAS tho �•ar:t Date, ""<ii,tion of that non c;on,plian,e shall both& obligat;ioo ofl o"oo n I o"oa', ,o•o ,on aod o•floo,o If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Bui fding, !Re 1emeeiatian of an, lla�aFeews SHllstanee, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("Capital Expenditure"), lessor and lessee shall allocate the cost of such work as follows: (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the ,r,,o,iH, wd 11niq1 0 "Se of the Premises by Lessee� eeMl)aree, ·itll uses by tenants in general, Lessee shall be fully responsible for the cost thereof, p1o;•ided, l;o· 1e1e� that if sweA Capital E11,ienditure is required ewFing tAe last 2 years ef this lease anEI tile e0s111lereef eueeees 6 rflOAths' Sase Rent, lessee 1fla\' ins1eaEi !erminate tllis Lease uAless Lessor netifies lessee, ia "'ri�ng, wid,in lQ da, s a�er receipt ef lessee's termiAatien netice 1ha1 lessoF has elei;te� 18 pa•,-tlae difference llet..,eeA tlae auwal 6051 tile reef and an a1floun1 eq1 al to G n,e nths' Base Rent. 11 lessee elects teFmina110n, bessee shall ,,.,meaiately cease the "se ef tile Pren,ises . ,hieh requires s1rER Capi!al �llfleAsitu,e and eeli�e, te bessar wril-\en neAee speeiffi,,g a tern,inatian Elate at leas19Q sa','S tlle,ea�er. S"ER terminaaen Elate sllall, hB"•e·ser, in no e"ent be earlieFlllan tile last aa1• that Lessee could •eisal'y wtili�e tile Premises withe wt eoo,n,encins such Capital �xpenEliture. (bl If such Capital Expenditure is not the result of the specific anEI uniq11e use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to l,llA4tl1a fraction [ the n umcra tor of which is one, and the denominator of which is the number of month� in Lhc useful lifo of the item in question) of the portion of such costs reasonably attributable to the Premises. lessee shall pay Interest on the balance but may prepay its obligation at any time I� however:, such Capital Expendio,rc is ccq,,,ccd dt cing the lvst 2 years of this I ease or if I essor cea,o,,ably diatQcroioes th11t it is cal ecooomically (Qi!S:iblw to p.iy ih: s:baco than,10£1 I �sror sh.all bauw tbi optioo to t9rmioate this I ease ,,pen 9Qdavs pcioc wdtteo ooticw to I eu:ww ,,ohu, I wssee notifies I erro� in writina, within 10 days aftoc coceipt or f essor's termination noticGt that I es sos. 1tttl1 p2y foe s,;cb Capit?I Expeodih1re Jf l essoc does not elect to terminate, aod fails to tender its share of any s,,cb Capital Fxpeodit,1ce1 I essee may aduaocc s11cb f,aods aod dcd11ct s1roc, wl1h 1<1tar9st, Imm Rent 11ntil Loss gr', ,i.a,o gfs,-ci:I CQili Riltce Ileen 1"11,,- paid If ba,,ea ir 11n;1ble to finao,e Lo.sor•, &A;;He, or ii tla b,lilAGQ of tla Re•H d11e ;10'1 P•'r'8bl9 fgF tl:10 reo,aiR,hH 9£ IA ii Lea, . ;, R(;lt illltiGient 111 l11lly reir:nb11r111 Li6'Q8 QA ilA oUiet �,Ei&, Lu,ee iAilll Aaue tAQ 1i5lat10 tero,inale tlli, Lea,e 11poo 30 d,>fS "'ri1t110 ooti,e to I a.soc (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease. 2.4 Acknowledgements. lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not retying on any representation as to the size of the Premises made by Brokers or lessor, (el the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the fina ncial capability and/or suitability of all proposed tenants. 2.5 lessee as Prior Owner/Occupant. The warranties made by lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work. 3. Term. 3.1 Term. The Commencement Oate, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3. 3 2 Eady PouessioA Ony provision herein scanting I essee Eady Possession of the Premises ls tPbject to and coqditioaed 11poo the Premises being a,,ailablc foe s11et1 �assessian �•iar ta the Cemn,eneen,eRt Oate, �n•; grant er Earl•; Passessien anl•; een,.e•;s a nan e11clusi"e right 10 eenr�y 1he Preo,ises. If lessee 101all¥ er �ar4'ally occuiiies 1i:.e Premises 11rier 19 the Cemn,encement Date, tl:1e ebligatien to P•'f Dase ReAt si:lall be allatet;I loF the !lerioe .,f s�eh �.F1•1 Possession 1111 8theF tOHAi of thi, Lea,e (in,ludios b1 t ngt li"'ited to tho oblieation, to p1y Roal Propar:ty Taxe, ;rnd io,uFaoca preo,ium, aod to rnai0tain tl:111 r,er:ni,11,) ,hall be io affe" d11rio9 ,.,,1:, period I A',' ,u,1:1 EilFly l'o55@"ion sl:iall AOt af:f@i;:t lh@ Expir,tion Date � � Delay In Pono55ioo lessor agFees 18 11se cer,:,r"ROFEiall•t reas8nable elf-Orts 18 aeli,,er e�Gl11si.,e ,iessession of the Premises 10 les,ee b1/ the Cen1n,eneemeot Cate I� despite said elfgrts, bessor Is unable tg seli.,e1 flOSsessi,.n t'ly sucll sate, lesse1 st.all not be subjec;t t8 an·, liabilit•t tl:1erefg� 091 slaall su61l failuna affe,t ;he v,lidit;y :;if tl:l"t Loar• Q< ,har>ge th• txpirat:iQn Oate Lenee tl:::alt A Gt t>Qwe, er; be Qbli5ah1d to pay Pent o, par:forrn ·u 01P,v oblisat.ion, 110:t.il I oug, efer··e1s 13ossessian a' the P,e,.,ises an£! an•1 perieEI er rent abaten,ent that lessee, '8ijlEf 011:!e, ... ise ha"e enjeyed shall Fu A from the sate el seli ery ef 13essession ane EQAtinue far a �eriaef eqsal to whJI lesseewaula Olhef•uise haue enje•, ea 1;nser tile teFA1S llereer, ijij( n,inus an/ aa•,s al aelav easses B'f the acts OF omissiBAS af bessee I �ossessien is net efeliueres witi:lin GQ dat•s alteF 1he Como1eneeo,ent Cate, as the same "'3'1 be eKIORdod undeF the 10,,.., 9f any ll'llrk �elter e�ecutea ll•1 Rrn.ia1, I OflQO n,a•;, ?t i1101,tion, by ootic11 in 111ritioe withio 10 <fa,,,, alter •bg end of rnch GO '13)' pedod, ,an,ol thi, I ease, ir1 wl:1i,h g,.got tl:ia Partia, ihall ba eischargeel from all ellliga!ions he Few Ader If suel, ,.,,ilten netiee is not receiued ll1• lesser· •ithln sais lQday peiiad, lessee's ,iglH to E<1neel sl>all te,minate. If possession of the Preo,ises is not deli>1ered withio UC da1•s alter 11>e Conrnoen,en1eot Date, tlais bease shall terminal@ 11nless other a9reen1ents are rea,hed bet•ueen bessor aAd lessee, in wri!ine < ✓tL IN ITIALS © 2019 AIR CRE. All Rights Reserved . STN-27.30, Revised 10-22-2020 Page 2 of 16

AIRCR:: contracts Dated: Mav 1. 2022 By and Between OPTION(S) TO EXTEND STANDARD LEASE ADDENDUM Lessor: Lessee: 23 Alaska, LLC, a California limited liability company lmmunityBio, Inc .• a Delaware Corporation Property Address: 2335 Alaska Avenue, El Segundo, California, 90245 consistingof 47,265 square feet (street address, city, state, zip} Paragraph: 2.!__ A. OPTION(S) TO EXTEND: Lessor hereby grants to Lessee the option to extend the term of this Lease for _1_ additional _5_ year� period(s) commencing when the prior term expires upon each and all of the following terms and conditions: (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 9 months but not more than R_ months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively. (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option. (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply. fi,) This Op!ien is peFsenal te the eFiginal Lessee. ane eannet Ile assignee eF elEeFeisee 13, an,ene ethef than saie eFiginal Lessee ane enl, ·nhile the eFiginal Lessee is in full passessiaA af tile PFeAaises am! '"'illlaut tile iAteA!iaA af tlleFeafter assigning er su 131ett!Ag. (iv) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately) 0 I. Cost of Living Adjustment(s) (COLA) a. On (Fill in COLA Dates): the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of theITT. Department of Labor for (select one): D CPI W (Urban Wage Earners and Clerical Workers) or D CPI U (All Urban Consumers), for (Fill in Urban Area): _. All Items (1982-1984 = 100), herein referred to as "CPI". b. The monthly Base Rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease. shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): 0 the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or D (Fill in Other "Base Month"): _. The sum so calculated shall constitute the new monthly Base Rent hereunder, but in no event, shall any such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the rent adjustment. c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties. � II. Market Rental Value Adjustment(s) (MRV) a. On (Fill in MRV Adjustment Date(s)) first clay of the option period (if any) the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows: 1) Faur Aaanths prier ta eaeR �qafi,et ReAtal l<alse • ejuslAaenl Qate eeserieee aea"'e Upon Lessee's exercise of an option to extend the Tenn, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then Lessee may rescind its exercise or the option to extend by giving Lessor wrluen no lice or such election to rescind prior to the expiration or such thirty (30) day period, or: (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions: (i) Within 15 days thereafter, Lessor and Lessee shall each select an independent third party ,J appraiser or� broker ("Consultant" - check cg; INITIALS © 2017 AIR CRE. All Rights Reserved. OE-6.02, Revised 10-22-2020 Page 1 of 2

one) of their choice to act as an arbitrator (Note: the parties may not select either of the Brokers that was involved in negotiating the Lease). The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator. (ii) The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties. (iii) If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties. (iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. the one that is NOT the closest to the actual MRV. 2) When determining MRV, the Lessor, Lessee and Consultants shall consider the terms of comparable market transactions which shall include, but not be limited to, rent, rental adjustments, abated rent, lease term and financial condition of tenants, shall be based on rental of comparable space of similar age, construction, size, and located within the vicinity of the Premises and shall take into account Lessee's obligations to pay additional rent under this Lease and any applicable tenant improvement al lowance, free ren t or other concessions being granted in comparable market transactions. 3) �lotwith.t;10dios th9 /Qr9soios, th9 09w 8,,9 8901 ,h,11 oot b9 19H tli,o th9 <9ot f1?y,bl9 for th9 month iroro9di,•9ly pr9•9dios th9 raot ,dj11,tro9ot b. Upon the establishment of each New Market Rental Value: 1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and 2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments. 0111. Fixed Rental Adjustment(s) (FRA) The Base Rent shall be increased to the following amounts on the dates set forth below: On (Fill in FRA Adjustment Date(s)): The New Base Rent shall be: n IV. Initial Term A djustments The formula used to calculate adjustments to the Base Rent during the original Term of the Lease shall continue to be used during the extended term. 8. NOTICE: Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease. C BROKER'5 fEE· Thg Brok•" ,h,11 bA p,id;, 8rokA<?SA FAA tor g,ch ,dj11,troaot ,pa,iflad ,boug io n,ord,o,a with pn;,gr;,ph 15 of thg I g;,,g or ii ,ppli.abla, p.r,gr:;aph g ol thg � AIR CRE • https://www.aircre.com • 213-687-8777 • contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. c..,fZ. INITIALS © 2017 AIR CRE. All Rights Reserved. OE-6.02, Revised 10-22-2020 Page 2 of 2

ADDENDUM TO STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT LEASE NET 2335 ALASKA A VENUE, EL SEGUNDO, CALIFORNIA, 90245 This Addendum ("Addendum") is attached to and made a part of that certain Standard Industrial/Commercial Single-Multi-Tenant Lease - Net (the "Lease") dated May 1, 2022, by and between 23 ALASKA, LLC, a California limited liability company ("Lessor") and IMMUNITYBIO, INC., a Delaware corporation ("Lessee"). Unless otherwise defined in this Addendum, or the context of this Addendum otherwise requires, each term used in this Addendum with its initial letter capitalized has the meaning given to such term in the Lease. 52. AS-IS CONDITION; TENANT IMPROVEMENT ALLOWANCE. Except for the representations and warranties otherwise expressly set forth in the Lease, Lessor has delivered possession of the Premises to Lessee in its "As-ls" condition. Lessor shall have no obligation to improve, repair, restore or refurbish the Premises for Lessee's use or occupancy, nor shall Lessor be obligated to provide or pay for any improvement work, any tenant improvement allowance or provide any other services related to the improvement of the Premises, except as otherwise expressly set forth in the Lease. Further, Lessee acknowledges and agrees that neither Lessor, nor any of its agents or representatives, have made or herein makes any representation, warranty or promise concerning the Premises, or the suitability of the Premises for the particular use contemplated by Lessee, except as otherwise expressly set forth in the Lease. Lessee shall be entitled to an "Improvement Allowance," for the construction of the "Improvements," as those terms are defined in the Work Letter attached as Exhibit A to this Addendum. 53. BASE RENT ADJUSTMENT. Base Rent shall be payable in advance on or before the 1st day of each month (subject to the abatement period provided below). The monthly Base Rent shall be increased by three percent (3%) annually commencing on the first (I 5t) anniversary of the Commencement Date and each year thereafter. 54. MONTHLY BASE RENT ABATEMENT. Provided that Lessee is not then in default under the Lease (beyond any applicable notice and cure period) at any time during the Term which results in an early termination of the Lease, Lessee shall be entitled to an abatement of the monthly Base Rent (the "Base Rent Abatement") due under the Lease for the Premises from the second through the sixth full calendar months of the Term (collectively, the "Base Rent Abatement Period"). Lessee acknowledges and agrees that the Base Rent Abatement has been granted to Lessee as additional consideration for entering into the Lease, and for agreeing to pay the rental and performing the terms and conditions otherwise required under the Lease. If Lessee shall be in default under this Lease, and shall fail to cure such default within the notice and cure period which results in an early termination of the Lease, if any, permitted for cure pursuant to this Lease, then Lessee shall immediately become obligated to pay to Lessor all of the unamortized Base Rent Abatement Amount abated hereunder (amortized over a straight line basis) with interest as provided in the Lease from the date such Base Rent Abatement Amount would have otherwise been due under the Lease but for the Base Rent Abatement Period provided herein. Only monthly Base Rent shall be abated during the Base Rent Abatement Period. Lessee shall continue to pay all other Rent payable under the Lease during the Base Rent Abatement Period. The rights contained in this Paragraph 54 shall be personal to the original Lessee named in the Lease ("Original Lessee") or any assignee that qualifies as a Permitted Transferee and may only be exercised by the Original Lessee (and not any assignee, sublessee or transferee of the Original Lessee's interest in the Lease) other than an assignee that qualifies as a Permitted Transferee. 1

55. ACCESS. Subject to Lessor's reasonable rules and regulations and any Applicable Requirements, during the Term, Lessee shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week. 56. BROKERS. Lessor and Lessee hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that they know of no real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, occurring by, through, or under the indemnifying party. 57. INCONSISTENCY. The provisions of this Addendum are a part of the Lease. In the event there is any inconsistency between the terms of this Addendum and other terms of the Lease, then the terms of this Addendum shall prevail to the extent of such inconsistency. 58. WAIVER OF LESSOR LIEN. Upon written request by Lessee, Lessor shall execute (at Lessee's sole cost, including attorney's fees) within thirty (30) days of receipt of such request, a waiver of Lessor's right in any of Lessee's personal property in favor of Lessee's lender and confirm the license to enter granted to such lender, all in form and substance reasonably acceptable to Lessor and Lessee's lender. 59. HAZARDOUS SUBSTANCES. Notwithstanding anything in this Lease to the contrary, Lessee and its agents, employees and contractors may use Hazardous Substances as needed for the operation of Lessee's business, so long as such Hazardous Substances are used, handled, transported and disposed of in compliance with Applicable Requirements. 60. PARKING LOT AND EXTERIOR AREAS. Notwithstanding anything in this Lease to the contrary, Lessee shall have the exclusive right to use the parking lot and exterior areas of the land upon which the Premises is located. Lessee shall lease 151 parking spaces on a must-take basis at a monthly charge of $7,550.00 ($50.00 per month per parking space). 61. REAL PROPERTY TAXES DEFINITION. "Real Property Taxes" shall not include and Tenant shall not be required to pay any portion of any tax or assessment expense or any increase therein (a) levied on Lessor's rental income, unless such tax or assessment is imposed in lieu of real property taxes; (b) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term; (c) imposed on land and improvements other than the Project; or (d) attributable to Lessor's net income, inheritance, gift, transfer, estate or state taxes. 62. COSTS FOR WHICH LESSEE IS NOT RESPONSIBLE. Notwithstanding anything contained herein to the contrary, Lessee shall have no obligation to reimburse Lessor for all or any portion of costs incurred in connection with the presence of any Hazardous Substances, except to the extent caused by the release or emission of the Hazardous Substances in question by Lessee. (Signature page to follow) 2

LESSEE: IMMUNITYBIO, INC., a Delaware corporation Name: ________ o_a_v,_·d_s_a_ch_s _______ _ Its: __________ cF_o __________ _ LESSOR: C, ed liability company By:--+---+------------- Name: C. , V\\NOY--rh� Its: 3

EXHIBIT A WORK LETTER SECTION 1 CONDITION OF PREMISES; IMPROVEMENT ALLOWANCE 1.1 Lessor has constructed, at its sole cost and expense, the base, shell and core of the Premises (collectively, the "Base, Shell and Core"). Lessor shall deliver the Base, Shell and Core to Lessee in its existing as-is condition. Lessee shall accept the Premises in their currently existing "as-is" condition and shall design and construct improvements in the Premises (the "Improvements") pursuant to this Work Letter. 1.2 Improvement Allowance. Lessee shall be entitled to an improvement allowance equal to $945,300.00 (i.e., $20.00 per rentable square foot of the Premises) ("Improvement Allowance") for the costs relating to the initial design and construction of Improvements which are permanently affixed to the Premises. In no event shall Lessor be obligated to make disbursements pursuant to this Lessee Work Letter in a total amount which exceeds the Improvement Allowance. Any unused portion of the Improvement Allowance remaining as of November 30, 2022 shall remain with Lessor and Lessee shall have no further right thereto. 1.3 Disbursement of the Improvement Allowance. Except as otherwise set forth in this Tenant Work Letter, the Improvement Allowance shall be disbursed by Lessor ( each of which disbursements shall be made pursuant to Lessor's disbursement process) only for costs related to the construction of the Improvements and for the following items and costs (collectively, the "Improvement Allowance Items"): (i) payment of the fees of the "Architect" and the "Engineers," as those terms are defined below; (ii) the cost of permits; (iii) the cost of any changes in the Base, Shell and Core required by the Construction Drawings (defined below); and (iv) the cost of any changes to the Construction Drawings or Improvements required by applicable building codes (the "Code"). 1.4 Over-Allowance Amount. Lessee shall be responsible for paying any amounts (the "Over Allowance Amount") equal to the difference between (i) the cost of the Improvements and (ii) the amount of the Improvement Allowance. Any Over-Allowance Amount shall be paid prior to Lessor's distribution of the Improvement Allowance. Except for the Improvement Allowance, Lessee is responsible for paying for the entire cost of the Improvements and any other costs necessary for Lessee's occupancy and Lessee bears all risk, including timing and costs, in connection therewith. 1.5 Monthly Disbursements. On or before the twentieth (20th) day of each calendar month during the construction of Improvements (the "Submittal Date") (or such other date as Lessor may designate), Lessee shall deliver to Lessor: (i) a request for payment of the "Contractor," as that term is defined below, approved by Lessee showing the schedule, by trade, of percentage of completion of the Lessee Improvements in the Premises; (ii) invoices from all of"Lessee's Agents," as that term is defined below, for labor rendered and materials delivered to the Premises (if such invoice is for the Contractor, the Contractor will need to provide an application and certificate for payment [AIA form G702 1992 or equivalent] signed by the Architect/Space Planner, and a breakdown sheet [AJA form G703 1992 or equivalent]); (iii) a letter from the Lessee approving such invoices and requesting payment from the Improvement Allowance; and (iv) executed mechanic's lien releases, which lien releases shall be conditional with respect to the then-requested payment amounts and unconditional with respect to payment amounts previously disbursed by Lessor or Lessee, from all of Lessee's Agents which shall 4 comply with the appropriate provisions, as reasonably determined by Lessor, of California Civil Code Sections 8132, 8134, 8136 and 8138. Lessee's request for payment shall be deemed Lessee's acceptance and approval of the work furnished and/or the materials supplied as set forth in Lessee's payment request vis-a-vis Lessor and Lessee. On or before the date occurring thirty (30) days after the Submittal Date, and assuming Lessor receives all of the information described in items (i) through (iv), above, Lessor shall deliver a check to Lessee made payable to Lessee (or at Lessee's election, made payable to Contractor) for invoices previously paid by the Lessee in payment of the lesser of: (A) the amounts so requested by Lessee, above, up to an aggregate total of ninety percent (90%) of the Improvement Allowance (the remaining ten percent (I 0%) of the Improvement Allowance shall be the "Final TI Allowance Reimbursement"), and (8) the balance of any remaining available portion of the Improvement Allowance (not including the Final TI Allowance Reimbursement), provided that Lessor does not dispute any request for payment based on non-compliance of any work with the "Approved Construction Documents", as that term is defined below, or due to any substandard work not shown on the Approved Construction Documents. Lessor's payment of such amounts shall not be deemed Lessor's approval or acceptance of the work furnished or materials supplied as set forth in Lessee's payment request. 1.6 Final TI Allowance Reimbursement. Subject to the provisions of this Tenant Work Letter, a check for the Final TI Allowance Reimbursement payable to Lessee (or at Lessee's election, made payable to Contractor) shall be delivered by Lessor to Lessee thirty (30) days the completion of construction of the Premises, provided Lessor has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building. SECTION 2 CONSTRUCTION DRAWINGS 2.1 Selection of Architect/Construction Drawings. Lessee shall retain an architect/space planner reasonably approved by Lessor (the "Architect ") to prepare the "Construction Drawings," as that term is defined in this Section 2.1. Lessee shall also retain the engineering consultants reasonably approved by Lessor (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HV AC and life safety work of the Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall conform with the drawing format and specifications specified by Lessor and shall be subject to Lessor's reasonable approval. Lessee and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Lessee and Architect shall be solely responsible for the same, and Lessor shall have no responsibility in connection therewith. Lessor's review of the Construction Drawings as set forth in this Section 2, shall be for its sole purpose and shall not imply Lessor's review of the same, or obligate Lessor to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Lessor or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Lessee by Lessor or Lessor's space planner, architect, engineers, and consultants, Lessor shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings. 5

2.2 Final Space Plan. Lessee and the Architect shall prepare the final space plan for Improvements in the Premises (collectively, the "Final Space Plan"), which Final Space Plan shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Lessor for Lessor's approval, which shall not be unreasonably withheld. 2.3 Final Working Drawings. Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Lessor for Lessor's approval, which shall not be unreasonably withheld. 2.4 Permits. The Final Working Drawings shall be approved by Lessor (the "Approved Working Drawings") prior to the commencement of the construction of the Improvements. Lessee shall cause the Architect to immediately submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 3.1, below, to commence and fully complete the construction of the Improvements (the "Permits"). No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Lessor, which consent shall not be unreasonably withheld. SECTION 3 CONSTRUCTION OF THE IMPROVEMENTS 3.1 Contractor. Lessee shall retain a qualified general contractor that is approved by Lessor in writing to construct the Improvements ("Contractor"). 3.2 Lessee's Agents. All subcontractors, laborers, materialmen, and suppliers used by the Lessee (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Lessee's Agents") must be approved in writing by Lessor, which approval shall not be unreasonably withheld or delayed. If Lessor does not approve any of the Lessee's proposed subcontractors, laborers, materialmen or suppliers, Lessee shall submit other proposed subcontractors, laborers, materialmen or suppliers for Lessor's written approval. Notwithstanding the foregoing, the Lessee shall be required to utilize subcontractors designated by Lessor for any mechanical, electrical, plumbing, life-safety, sprinkler, structural and air-balancing work. 3.3 Construction of Improvements by Contractor. The Lessee shall independently retain, in accordance with Section 3.1 above, Contractor to construct the Improvements in accordance with the Approved Working Drawings. Prior to Lessee's execution of the construction contract and general conditions with Contractor (the "Contract"), Lessee shall submit the Contract to Lessor for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Improvements, and after Lessee has accepted all bids for the Improvements, Lessee shall provide Lessor with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Improvements to be performed by or at the direction of Lessee or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"). 3.4 Indemnification & Insurance. 6

3.4.l Indemnity. Lessee's indemnity of Lessor as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Lessee or Lessee's Agents. 3.4.2 Requirements of Lessee's Agents. Each of Lessee's Agents shall guarantee to Lessee and for the benefit of Lessor that the portion of the Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (I) year from the date of completion thereof All such warranties or guarantees as to materials or workmanship of or with respect to the Improvements shall be contained in the contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Lessor and Lessee, as their respective interests may appear, and can be directly enforced by either. Lessee covenants to give to Lessor any assignment or other assurances which may be necessary to effect such right of direct enforcement. 3.4.3 Insurance Requirements. 3 .4.3 .1 General Coverages. All of Lessee's Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Lessee as set forth in the Lease. 3.4.3.2 Special Coverages. Lessee shall carry "Builder's All Risk" insurance in an amount approved by Lessor covering the construction of the Improvements, and such other insurance as Lessor may require. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Lessor. 3.4.3.3 General Terms. Certificates for all insurance carried pursuant to this Section 3.4.3.3 shall be delivered to Lessor before the commencement of construction of the Improvements and before the Contractor's equipment is moved onto the site. In the event that the Improvements are damaged by any cause during the course of the construction thereof, Lessee shall immediately repair the same at Lessee's sole cost and expense. Lessor may, in its discretion, require Lessee to obtain a lien and completion bond or some alternate form of security satisfactory to Lessor in an amount sufficient to ensure the lien-free completion of the Improvements and naming Lessor as a co obligee. 3.5 Rules and Regulations. Lessee, Contractor and all of Lessee's Agents shall be required to comply with Lessor's reasonable construction rules and regulations. Lessee shall use it best efforts to coordinate its construction activities with such other tenants in order to ensure an orderly and efficient construction process. SECTION 4 MISCELLANEOUS 4.1 Lessee's Representative. The Lessee shall designate a representative with respect to the matters set forth in this Work Letter, who, until further notice to Lessor, shall have full authority and responsibility to act on behalf of the Lessee as required in this Work Letter. 4.2 Lessor's Representative. The Lessor shall designate a representative with respect to the matters set forth in this Work Letter, who, until further notice to Lessee, shall have full authority and responsibility to act on behalf of the Lessor as required in this Work Letter. 7